EQUIPOINTE FUNDS

Equipointe Growth and Income Fund

Investor Class Shares

Institutional Class Shares

Supplement Dated December 30, 2005 to the Registration Statement dated September 30, 2005

The following information updates and supersedes any contrary information contained in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of Equipointe Growth and Income Fund (the “Fund”).

Change in Investment Advisory Arrangements

Trend Trader, LLC (“Trend Trader”) is currently engaged in the businesses of a registered broker-dealer and a registered investment adviser.  On December 31, 2005, Trend Trader will reorganize its corporate structure in order to better manage and monitor these separate businesses.  Trend Trader believes that this restructuring will allow it to better segregate the costs associated with each of its main businesses and to monitor results of each business more precisely. As federally registered entities, the restructuring will also allow for a clear delineation of each entity’s legal and regulatory responsibilities.

In order to do so, Trend Trader will transfer all of its assets and liabilities related to its investment advisory business to a newly formed wholly owned subsidiary and registered investment adviser Seleznov Capital Advisors, LLC (“SCA”).  In particular, SCA will assume the duties and obligations of Trend Trader under the Investment Advisory Agreement between Trend Trader and Equipointe Funds with respect to the Fund dated January 18, 2005 (the “Advisory Agreement”). Current employees of Trend Trader that currently provide investment advisory services will become employees of SCA and continue to provide the same investment advisory services.  The restructuring will not involve a change in actual control or management of the Fund’s investment adviser and the same individuals will continue to provide portfolio management services to the Fund.  Because there is no actual change in control or management of the investment adviser, the restructuring is not an “assignment” of the Advisory Agreement as that term is defined in the Investment Company Act of 1940 or the Investment Advisers Act of 1940.

In accordance with this change, references to Trend Trader, LLC or Trend Trader, in its capacity as investment adviser to the Fund, in the Prospectus and SAI are deleted and replaced with Seleznov Capital Advisors, LLC or SCA.  References to the Adviser now refer to Seleznov Capital Advisors, LLC.  References to Trend Trader in its capacity as distributor or broker-dealer remain unchanged.

Amendment to Fee Cap/Fee Reimbursement Arrangements

On December 28, 2005, the Board of Trustees of the Fund approved a new Expense Cap/Expense Reimbursement Agreement (the “Agreement”) with Trend Trader which will be assumed by SCA (the “Adviser”) under the restructuring as set forth above. Pursuant to that Agreement, effective January 1, 2006, the Adviser will waive a portion of its advisory fee and/or reimburse certain of the Fund’s operating expenses, if necessary, to ensure that the Fund’s total operating expenses, excluding certain expenses, do not exceed 1.85% and 1.60% of the average daily net assets of Investor Class and Institutional Class shares, respectively. The Agreement entitles the Adviser to recover, subject to Board approval, such amounts for a period of up to three years from the year in which the Adviser or its predecessor reduced its compensation and/or assumed expenses for the Fund. The Agreement will continue until January 1, 2008.

The Agreement supersedes a previous expense cap/expense reimbursement agreement which limited total operating expenses to 1.05% and 0.80% of the average daily net assets of Investor Class and Institutional Class shares, respectively. The prior agreement provided for a termination date of February 1, 2006. However, in order to provide for expense caps over a longer period of time, the Board of Trustees and Trend Trader agreed to extend, amend and restate the Agreement and implement the new arrangements as of January 1, 2006.

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Accordingly, the sections entitled “Fees and Expenses of the Fund” and “Example” in the Fund’s Prospectus are deleted in their entirely and replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee(1)	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%(3)	None
Other Expenses (4)	2.54%	2.54%
Total Annual Fund Operating Expenses (5)	3.29%	3.04%
Less: Fee Waiver/Expense Reimbursement(6)	1.44%	1.44%
Net Expenses	1.85%	1.60%

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(1)              You will be charged a $10 service fee if you redeem shares by wire and a $15 service fee for overnight deliveries. See “Your Account-How to Sell Shares.”

(2)              Stated as a percentage of the Fund’s average daily net assets.

(3)              The Trust on behalf of the Fund, has adopted a Distribution Plan pursuant to which the Trust will reimburse Trend Trader, LLC (as distributor) for expenses incurred in connection with the promotion and distribution of Investor Class shares of the Fund. Such reimbursement may not exceed 0.25% of the average daily net assets attributable to the Investor Class shares. See “Distribution Arrangements.”

(4)              “Other Expenses” are actual expenses for the fiscal year ended October 31, 2005 and are presented before any fee waivers or expense reimbursements of Trend Trader.

(5)              As a result of frequent trading of the Fund’s assets, the Fund will incur brokerage costs in connection with the buying and selling of securities that will diminish the Fund’s returns. These brokerage costs are not reflected in the Fund’s “Total Annual Fund Operating Expenses” because brokerage costs are capitalized and included as part of the purchase or sale price of the underlying securities.

(6)              The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.85% and 1.60% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets. The expense cap/reimbursement agreement will continue in effect until January 1, 2008 or earlier upon Board approval.  This agreement is an amended and restated version of an earlier expense cap/expense reimbursement agreement (dated February 1, 2005) that was due to expire on February 1, 2006.  Prior to January 1, 2006, the Adviser had agreed to limit expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  “Net Expenses” for the fiscal year ended October 31, 2005 were 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets. Subject to Board approval, the Adviser may recoup any expenses or fees it (or its predecessor) has waived or reimbursed within a three-year period from the year in which the Adviser (or its predecessor) reduced its compensation and/or assumed expenses for the Fund.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that (i) you reinvested all dividends and other distributions, (ii) your investment has an average annual return of 5%, and (iii) that the Fund’s operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over each time period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$188	$735	$1,459	$3,381
Institutional Class	$163	$659	$1,335	$3,144

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future.

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In addition, the fourth paragraph after the heading “Fund Management” is deleted in its entirety and replaced with the following:

Under the Investment Advisory Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.50% of the Fund’s average daily net assets. Pursuant to an expense cap agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.85% and 1.60% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets. This expense cap will continue in effect until January 1, 2008. The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors at the time any such amounts are waived and/or reimbursed.

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Amendment of Brokerage Arrangements and Revised Brokerage Commission Fee Schedule

On October 10, 2005, the Board of Directors of the Fund approved an amended Brokerage Agreement (“Amended Agreement”) with Trend Trader. The Fund entered into the Amended Agreement on October 11, 2005. The Amended Agreement contains a revised fee schedule for brokerage commissions. A copy of the Amended Agreement will be filed as an exhibit to the Fund’s registration statement as part of the Fund’s annual update. The following paragraphs in the Prospectus and SAI are hereby revised as follows to reflect the terms of the Amended Agreement:

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The paragraphs under the heading “Distributor” in the Fund’s Prospectus are deleted in their entirely and replaced with the following:

Trend Trader, LLC (“Trend Trader”) is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”) and acts as principal distributor of the Fund’s shares (the “Distributor”).  Trend Trader, LLC wholly owns the Adviser and, therefore, is an affiliate of the Adviser.  Pursuant to a brokerage agreement between the Trust and Trend Trader, Trend Trader will execute trades, subject to best execution requirements, on the Fund’s behalf. The Fund is charged a brokerage commission for each trade executed through its affiliated broker-dealer, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry. The brokerage agreement has an initial term of one year and may not be terminated by the affiliated broker-dealer prior to the end of the initial term.

The brokerage commission rates are as follows:

1) EQUITY TRADES: $0.029 per share for equity trades (including, but not limited to, American Depository Receipts (ADR’s) traded on listed exchanges), plus Electronic Communication Network fees, applicable exchange fees, SEC fees and other fees to third parties.

2) OPTION TRADES: $15.00 per option trade, plus $1.50 per option contract, plus any applicable SEC fees and other fees to third parties.

3) BOND TRADES: $45.00 for government bonds up to $50,000. For government bonds over $50,000, the commission is $45.00, plus an additional fee of $0.001 times the face value of the bond.

4) FUTURES TRADES: For electronically traded contracts (E-Mini), $3.50 per contract, plus applicable exchange fees, National Futures Association (NFA) fees and other fees to third parties.

5) INTERNATIONAL TRADES: Will be executed by an independent broker.

6) REAL ESTATE SECURITIES TRADES: Will be executed by an independent broker.

The execution of trades on the Fund’s behalf results in the Fund’s payment of a brokerage fee to Trend Trader, a broker-dealer affiliate of the Fund’s Adviser. This may create an incentive for the Adviser to place more frequent trades for the Fund due to the fact that its affiliate receives a brokerage fee for each executed trade. This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund. In determining when and to what extent to use its affiliated broker-dealer as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. This standard allows an affiliated broker-dealer to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive. The Board of Trustees approves and reviews transactions involving affiliated brokerage on a quarterly basis.

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The paragraphs under the heading “FUND TRANSACTIONS AND BROKERAGE” in the Fund’s SAI are deleted in their entirely and replaced with the following:

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. The Adviser seeks the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares. In selecting brokers, the Adviser considers the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.

An affiliated broker-dealer may execute portfolio transactions for the Fund, which results in the Fund’s payment of a brokerage fee to an affiliate of the Adviser. This may create an incentive for the Adviser to place more frequent trades for the Fund due to the fact that its affiliate receives a brokerage fee for each executed trade. This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund. The Fund is charged a brokerage commission for each trade executed through an affiliated broker-dealer at the rates set forth in the Prospectus, in addition to, but not limited to, as applicable, other third party fees, exchange fees, SEC fees, NFA fees and other charges standard in the industry. The brokerage agreement has an initial term of one year and may not be terminated by the affiliated broker-dealer prior to the end of the initial term. In determining when and to what extent to use an affiliated broker-dealer as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Fund’s Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. This standard allows an affiliated broker-dealer to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive. The Board approves and reviews transactions involving affiliated brokerage between the Trust and affiliated broker-dealers on a quarterly basis in order to ensure that brokerage commissions are competitive and within industry standards.

The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

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